UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 17, 2011

Date of Report (Date of earliest event reported)

Rovi Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-53413	26-1739297
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On February 18, 2011, Rovi Corporation (the “Rovi”) filed a Form 8-K to report under Item 2.01 thereof that, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of December 22, 2010 (the “Merger Agreement”), by and among Rovi, Sparta Acquisition Sub, Inc., a California corporation and wholly-owned subsidiary of Rovi (“Purchaser”), and Sonic Solutions, a California Corporation (“Sonic”), Purchaser offered to purchase all of the outstanding shares of Sonic. The tender offer expired at 12:00 midnight, Eastern time, on Friday, February 11, 2011. The exchange agent in the tender offer reported a final count of 43,133,220 shares tendered, reflecting approximately 84.2 percent of the shares outstanding as of the expiration time. In addition to the shares acquired by Purchaser pursuant to the tender offer, Rovi and Purchaser exercised a top-up option pursuant to the terms of the Merger Agreement to acquire 35,562,161 newly issued shares of Sonic common stock. On February 17, 2011, following the exercise of the top-up option, Purchaser owned more than 90% of the outstanding shares of Sonic and in accordance with the Merger Agreement and the “short-form” merger procedure available under California law, Purchaser filed a Certificate of Ownership and Merger with the Secretary of State of the State of California whereupon Purchaser was merged with and into Sonic. This Amendment No. 1 on Form 8-K/A is being filed to provide the historical audited and unaudited interim financial information and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K in connection with the completion of the tender offer and merger.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Sonic required by Item 9.01(a) of Form 8-K are incorporated by reference to Sonic’ s Annual Report on Form 10-K for the year ended March 31, 2010, as filed on June 7, 2010.

The unaudited interim financial statements of Sonic required by Item 9.01(a) of Form 8-K are incorporated by reference to Sonic’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2010, as filed on February 9, 2011.

(b) Pro Forma Financial Information.

Attached as Exhibit 99.1 are the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2010 that give effect to the acquisition of Sonic by Rovi.

(d) Exhibits.

Number	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of December 22, 2010, by and among Rovi Corporation, Sparta Acquisition Sub, Inc. and Sonic Solutions (incorporated by reference to Exhibit 2.1 from the Form 8-K filed by Rovi Corporation with the Securities and Exchange Commission on December 27, 2010).

23.1	Consent of Armanino McKenna, LLP, independent registered public accounting firm.

23.2	Consent of BDO USA, LLP, independent registered public accounting firm.

99.1	The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2010 that give effect to the acquisition of Sonic by Rovi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: May 4, 2011	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

Exhibit Index

Number	Description
2.1	Agreement and Plan of Merger and Reorganization, dated as of December 22, 2010, by and among Rovi Corporation, Sparta Acquisition Sub, Inc. and Sonic Solutions (incorporated by reference to Exhibit 2.1 from the Form 8-K filed by Rovi Corporation with the Securities and Exchange Commission on December 27, 2010).

23.1	Consent of Armanino McKenna, LLP, independent registered public accounting firm.

23.2	Consent of BDO USA, LLP, independent registered public accounting firm.

99.1	The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2010 that give effect to the acquisition of Sonic by Rovi.